                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2006

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

           Nevada                      000-50944                  84-156582
           ------                      ---------                  ---------
(State or other jurisdiction     Commission File Number)        IRS Employer
      of incorporation)                                      Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (856) 767-5661
                                                   --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2006, the Company completed the acquisition of the assets of Mobilestream Oil, Inc. pusuant to the Plan and Agreement of Reorganization of November 28, 2006 (See Form 8-K filed November 29, 2006) The Closing was as provided in the reported Plan and Agreement but with an adjustment to the number of shares of the 2006 Series of Convertible Preferred Stock to be issued and the terms thereof:

     1. The issuance by the Company for the benefit of the holders of the Common Stock of Mobilestream of 11,145,225 shares of the Company's Common Stock;

     2. The issuance by the Company for the benefit of the holders of the 2006 Series of Convertible Preferred Stock of Mobilestream of 35,236,188 shares of the Company's own "2006 Series" in the process of designation; and

     3. The issuance of Common Stock Purchase Warrants on the basis of 1 Warrant for each 3 shares of either Common Stock or Preferred Stock (the 2006 Series), exercisable at $4.75 per share for a period ending on December 31, 2007; and

     4. The assumption by the Company of Mobilestream's liabilities which are, however, extremely minimal.

Pursuant to the terms of the Plan and Agreement of Reorganization, the Company was to have issued 70,472,376 shares of its "2006 Series of Convertible Preferred Stock" for distribution to the holders of Mobilestream's 2006 Series of Convertible Preferred Stock". However, the Company is only authorized to issue 50,000,000 shares of Preferred Stock and accordingly at Closing the terms were amended to provide for the issuance of 35,236,188 shares, each having two
(2) votes per share (instead of one) and each convertible into two (2) shares of the Company's Common Stock (instead of one). The Company expects to amend its Articles of Incorporation to increase the authorization for Preferred Stock, at which time it will amend the designation of the 2006 Series to the originally contemplated terms.

Mobilestream had engaged Corporate Valuation Advisors, Inc., Brookfield, Wisconsin, to provide it with a fairness opinion with respect to the transaction, and an opinion that the transaction was, in fact, fair, was received.

The assets acquired consisted, essentially, of only (1) the 4 patents pending for the technology together with the Combined Technology License and (2) 37,5000,000 shares of the Company's own Common Stock, which shares have been cancelled, reducing the issued and outstanding shares of Common Stock to 25,212,436. (Prior to the transaction, the Company had 51,567,211 shares of its Common Stock issued and outstanding, in the transaction it issued 11,145,225 shares, and following the transaction it cancelled the 37,500,000 shares which it received.) At the time of the execution of the Plan and Agreement of Reorganization there was only one U.S. Provisional Patent filed; just prior to Closing that was broken into 2 U.S. and 2 International applications.

Mobilestream is a development stage company which has developed certain proprietary technology and related custom software for the use of microwaves for the breaking down of petroleum-based products, such as used tires, into their component parts, capturing those components for resale. This technology was licensed to Carbon Recovery Corporation, whose assets were already acquired by the Company on or about September 22, 2006 and is discussed on the Company's Form 8-K filed following that acquisition. This acquisition by the Company of the assets of Mobilestream has re-united the rights to the technology.

The transaction is intended to qualify as a so-called "D" Reorganization under
Section 368(a)(1)(D) of the Internal Revenue Code. Accordingly, Mobilestream will shortly be dissolved. Because the securities to be issued by the Company will not, as of Closing, have been registered with the Securities and Exchange Commission, the securities being issued are being held in a liquidating trust pending the ability to distribute such shares pursuant to the requirements of the securities laws. The Agreement provides for both piggyback and demand registration rights for the securities being issued.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As previously reported, on September 22, 2006, to acquire the assets of Carbon Recovery Corporation, the Company issued shares of its common stock and its warrants. The Company issued 48,688,996 shares of its common stock to Carbon Recovery Corporation. The Company also assumed the warrant liabilities (contractual liabilities) of Carbon Recovery Corporation by issuing:

         3,908,340 Class B Warrants
         1,397,600 Class D Warrants
         1,397,600 Class E Warrants

These securities were issued in a private placement, pursuant to Section 4(2) of the Securities Act, to a liquidating trust pending the filing and effectiveness of a registration statement permitting the distribution of the securities to the shareholders of Carbon Recovery Corporation.

Also on September 22, 2006 the Company issued 25,000 shares of its Common Stock to Mary Radomsky as compensation for her services as the former sole director and officer of the Company from May to September 22, 2006. These shares were issued in a private placement, pursuant to Section 4(2) of the Securities Act.

On September 25, 2006 the Company issued 2,560,974 shares of its Common Stock to the two holders of the Company's outstanding Convertible Debenture in partial conversion of the debenture. These shares were issued pursuant to 3(a)(9) of the Securities Act.

On December 29, 2006 the Company issued 186,822 shares of its Common Stock for $168,799.45 pursuant to an offering to non-U.S. persons under Regulation S.

Also on December 29, 2006 the Company issued 20,000 shares to a consultant in partial payment for services rendered. These securities were issued in a private placement, pursuant to Section 4(2) of the Securities Act.

On January 3, 2006 the Company issued 11,145,225 shares of the Company's Common Stock, 35,236,188 shares of the Company's "2006 Series of Convertible Preferred Stock" (in the process of designation); and 27,205,867 Common Stock Purchase Warrants to acquire the assets of Mobilestream Oil, Inc. These securities were issued in a private placement, pursuant to Section 4(2) of the Securities Act, to a liquidating trust pending the filing and effectiveness of a registration statement permitting the distribution of the securities to the shareholders of Mobilestream Oil, Inc.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     None



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL RESOURCE CORPORATION


                                            By: /s/ Frank G. Pringle
Dated: January 3, 2007